Exhibit 99.1

Cypherpunk Technologies Appoints Amanda Fabiano to Board of Directors

Veteran mining executive brings operational depth from Nakamoto, TeraWulf, Galaxy, and Fidelity as Cypherpunk launches 4.2 GSol/s Zcash mining fleet

Cypherpunk Mining generated 3,023.13 ZEC in first weeks of operation; Added to Treasury

Cambridge, Mass., – September 22, 2026 – Cypherpunk Technologies Inc. (Nasdaq: CYPH) (“Cypherpunk”), a privacy technology company, today announced the appointment of Amanda Fabiano to its Board of Directors.

One of the most experienced operators in digital asset mining and infrastructure, Fabiano currently serves as Chief Operating Officer of Nakamoto Inc., a publicly listed bitcoin-focused company, and as an independent director of TeraWulf Inc., a public bitcoin mining company that has expanded into AI and high-performance computing infrastructure. Previously, she held senior mining and investment roles at Galaxy and Fidelity, where she helped build some of the earliest institutional digital asset mining programs.

“Amanda has spent her career at the operational core of digital asset infrastructure building, scaling, and governing mining businesses inside public companies,” said Douglas E. Onsi, President and Chief Executive Officer of Cypherpunk Technologies. “As we scale Cypherpunk Mining and continue assembling our constellation of privacy technologies, her operational expertise and public company board experience make her an exceptional addition to our Board.”

“I’m excited to join the Cypherpunk board and work alongside a team building at the intersection of technology, infrastructure, and privacy,” said Amanda Fabiano. “I’ve spent my career in infrastructure because it sits at the heart of how technology scales and evolves. As our world becomes increasingly digital, privacy and the ability for individuals to maintain control over their information will matter more than ever. I’m excited to bring my experience to the board and be part of what the team is building.”

Fabiano's appointment follows the August launch of Cypherpunk MiningTM, with approximately 4.2 GSol/s of hashrate deployed across the United States. Cypherpunk Mining generated 3,023.13 ZEC in mining rewards from August 18 to August 31, 2026, all of which have been added to the corporate treasury.

About Cypherpunk

Cypherpunk Technologies is a privacy technology company. The Company’s mission is to advance technologies that guarantee privacy for humans on the internet. Cypherpunk pursues this mission through three primary strategies: mining Zcash through Cypherpunk Mining; accumulating Zcash through open market purchases; and investing in, acquiring, and building technologies that push the frontier of privacy forward. Additionally, through its subsidiary Leap Therapeutics, the Company is developing novel therapies for patients with cancer by continuing the development of sirexatamab and FL-501. For more information about the Company, visit our websites at http://www.cypherpunk.com and http://www.leaptx.com or view our public filings with the SEC that are available via EDGAR at http://www.sec.gov.

FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements address various matters including statements relating to the Company’s ZEC mining operations, the hashpower represented by the acquired Z15 Pro machines, the Zcash flow or profitability of the Company’s mining operations, the comparative economics or profitability of Zcash mining relative to other digital infrastructure or mining activities, the future hashrate of the Zcash Network, the value of the Company’s ZEC holdings, the Company’s target percentage ownership of the ZEC supply, the expected future market, price, and liquidity of ZEC, the Company’s expected use of Zcash flow or other capital generated by its mining operations, the potential value of the Company’s investment in Zcash Open Development Labs (“ZODL”), the macro and political conditions surrounding Zcash or digital assets, the Company’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, and future financial condition and performance. Risks and uncertainties of the Company’s strategy include, among others: (a) risks relating to the Company’s operations and business, including the performance of the Company’s Zcash mining machines and the highly volatile nature of the price of ZEC; (b) the risk that material changes in the price of ZEC, such as decreases in price, will result in significant changes to the Company’s financial statements, such as unrealized losses on fair value of ZEC holdings, and reduced net income or increased net loss; (c) the risk that material changes in the hashrate of the Zcash Network, such as increases in hashrate, will result in significant changes to the Company’s financial statements, such as reduced revenue, reduced gross margins, and reduced net income or increased net loss; (d) the risk that the price of the Company’s common stock may be highly correlated to the price of ZEC; (e) the risk that the Company will fail to realize the anticipated benefits of the ZEC mining operation or digital asset treasury strategy; (f) risks related to the custody of our ZEC and our reliance on Gemini Space Station and its affiliates for trading and custody services; (g) changes in business, market, financial, political and regulatory conditions; (h) risks related to increased competition in the industries in which the Company does and will operate; (i) risks relating to significant legal, commercial, regulatory and technical uncertainty regarding digital assets generally; (j) risks relating to the treatment of crypto assets for U.S. and foreign tax purposes; and (k) risks related to the Company’s dependence on third-party hosting facilities and service providers for its mining operations.

New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts disclosed in such forward-looking statements, and you should not place undue reliance on such forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, or as may be included in other reports or information we file with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in its subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company, nor any of its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

CypherpunkTM, Cypherpunk MiningTM, Cypherpunk TechnologiesTM, and the Cypherpunk logoTM are all trademarks of Cypherpunk Technologies Inc.

CONTACT:

Douglas E. Onsi

President & Chief Executive Officer

Cypherpunk Technologies Inc.

617-714-0360

For Investors:

Matthew DeYoung

Investor Relations

Argot Partners

212-600-1902

leap@argotpartners.com

For Media:

Jacqueline Ortiz Ramsay

It Factor Strategies

954-294-3249

jacqueline@itfactorstrategies.com